UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2022
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

990 Town and Country Boulevard,	Houston,	Texas			77024-2217
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2022, Marathon Oil EF II LLC (the “Purchaser”), a wholly owned subsidiary of Marathon Oil Corporation (“Marathon Oil” or the “Company”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Ensign Operating LLC (“Ensign I”), Ensign Operating II LLC (“Ensign II”) and Ensign Operating III LLC (“Ensign III” and together with Ensign I and Ensign II, “Sellers” and each individually a “Seller”), pursuant to which the Purchaser agreed to acquire the Sellers’ upstream oil and gas assets located in Bee, DeWitt, Karnes and Live Oak Counties, Texas and related assets (the “Assets”). Marathon Oil has provided a guaranty in favor of the Sellers for the obligations of the Purchaser under the Purchase and Sale Agreement.

Under the terms and conditions of the Purchase and Sale Agreement, which has an economic effective date of October 1, 2022, the aggregate consideration to be paid to the Sellers in the Transaction will consist of $3.0 billion in cash (the “Purchase Price”), subject to customary closing adjustments. Pursuant to the Purchase and Sale Agreement, no later than two business days following the execution date thereof, the Purchaser will wire transfer $150 million (the “Execution Deposit”) into escrow, which will be credited toward the Purchase Price payable at the closing of the transactions contemplated by the Purchase and Sale Agreement (the “Transaction”). A portion of the Execution Deposit will be applied to pay certain costs on behalf of the Sellers, following which, under the terms of the Purchase and Sale Agreement, Purchaser will make an additional deposit into escrow of $50 million (the “Additional Deposit”). The Execution Deposit, less the portion of such costs paid from the Execution Deposit on behalf of Sellers, plus the Additional Deposit, together with any and all interest or income earned thereon, is referred to as the “Deposit.” If the Purchase and Sale Agreement is terminated in accordance with its terms and conditions, the Deposit will be disbursed to the Purchaser or the Sellers as provided in the Purchase and Sale Agreement, as summarized below. At the closing of the Transaction, $150 million (together with any interest earned thereon) will be retained in escrow as a holdback for 12 months following the closing.

Marathon Oil currently intends to fund the Purchase Price and related fees and expenses with a combination of cash on hand, borrowings under its existing revolving credit agreement and new prepayable debt.

The Purchase and Sale Agreement provides that the closing of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards and customary qualifications), (b) compliance by each party in all material respects with their respective covenants, (c) the absence of any governmental order restraining, enjoining or otherwise prohibiting the consummation of the Transaction or any pending governmental proceeding in respect thereof, and (d) the expiration or termination of all waiting periods imposed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The Sellers and the Purchaser have made customary representations and warranties in the Purchase and Sale Agreement. The Purchase and Sale Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (a) the conduct of the Sellers’ business during the period between the execution of the Purchase and Sale Agreement and closing of the Transaction and (b) the efforts of the parties to cause the Transaction to be completed, including obtaining any required governmental approval and causing any applicable waiting period under the HSR Act to expire or terminate.

The Purchase and Sale Agreement also provides for certain termination rights for the Purchaser and the Sellers, including, among others (and subject to certain exceptions in each case), (a) by the parties by mutual written consent, (b) by either the Sellers or the Purchaser if the Transaction has not closed by January 31, 2023 or such later date as shall be mutually agreed to in writing by Purchaser and Sellers, (c) by the Sellers upon material breach of the Purchaser’s obligations under the Purchase and Sale Agreement (subject to notice and cure periods), (d) by the Purchaser upon material breach of the Sellers’ obligations under the Purchase and Sale Agreement (subject to notice and cure periods), and (e) by either the Sellers or the Purchaser if, under the HSR Act or otherwise, the consummation of the Transaction is permanently enjoined, prohibited or otherwise permanently restrained by the terms of a final, non-appealable order.

Subject to certain further terms, conditions and exceptions, if the Purchase and Sale Agreement is terminated, or is terminable, (i) by the Sellers pursuant to clause (b) or (c) above, and the Purchaser’s Willful Breach (as defined in the Purchase and Sale Agreement) of its representations, warranties, covenants or agreements, individually or in the aggregate, with all other breaches and failures to perform that have not been waived, are preventing or have prevented the satisfaction of the Sellers’ conditions to closing, then the Sellers will have the right, at their option, to either (1) terminate the Purchase and Sale Agreement and receive the Deposit in the escrow account as liquidated damages as the Sellers’ sole and exclusive remedy or (2) seek an injunction, order of specific performance or other equitable relief to enforce specifically the terms and provisions of the Purchase and Sale Agreement by the Purchaser; or (ii) by the Purchaser pursuant to clause (b) or (d) above, and the Sellers’ Willful Breach of their representations, warranties, covenants or agreements, individually or in the aggregate, with all other breaches and failures to perform that have not been waived, are preventing or have prevented the satisfaction of the Purchaser’s conditions to closing, then the Purchaser will have the right, at its option, to either (1) terminate the Purchase and Sale Agreement and receive back the entirety of the Execution Deposit and the Additional Deposit and seek to recover from the Sellers actual damages in an amount not to exceed Purchaser’s actual documented out-of-pocket expenses incurred in connection with the Purchase and Sale Agreement, but in no case in an amount exceeding the Deposit or (2) seek an injunction, order of specific performance or other equitable relief to enforce specifically the terms and provisions of the Purchase and Sale Agreement by the Sellers. If the Purchase and Sale Agreement is terminated by the Sellers or the Purchaser other than as described in the previous sentence, then the Purchaser will be entitled to the return of the Deposit in the escrow account (less the Additional Deposit) and the Sellers will be entitled to the Additional Deposit.

The representations, warranties and covenants contained in the Purchase and Sale Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Purchase and Sale Agreement, (b) are subject to materiality qualifications contained in the Purchase and Sale Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Purchase and Sale Agreement or such other date as is specified in the Purchase and Sale Agreement and (d) have been included in the Purchase and Sale Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Purchase and Sale Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase and Sale Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase and Sale Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase and Sale Agreement, which subsequent information may or may not be fully reflected in Marathon Oil’s public disclosures. The Purchase and Sale Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Marathon Oil that is or will be contained in Marathon Oil’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents that Marathon Oil files with the SEC.

The foregoing description of the Purchase and Sale Agreement and the Transaction does not purport to be complete, is subject to and is qualified in its entirety by reference to the copy of the Purchase and Sale Agreement attached hereto as Exhibit 2.1.

Item 7.01. Regulation FD Disclosure
On November 2, 2022, the Company issued a press release (the “Press Release”) announcing the Transaction. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.
The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact are forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “outlook,” “plan,” “positioned,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar words may be used to identify forward-looking statements; however, the absence of these words does not mean that the statements are not forward-looking. While the Company believes its assumptions concerning future events are reasonable, a number of factors could cause actual results to differ materially from those projected, including, but not limited to: conditions in the oil and gas industry, including supply/demand levels for crude oil and condensate, NGLs and natural gas and the resulting impact on price; the delay or failure to consummate the Transaction due to unsatisfied closing conditions or otherwise; the ultimate amount of cash consideration to be paid in the Transaction due to purchase price adjustments or otherwise; changes in expected reserve or production levels; changes in political or economic conditions in the U.S. and elsewhere, including changes in foreign currency exchange rates, interest rates, inflation rates and global and domestic market conditions; actions taken by the members of the Organization of the Petroleum Exporting Countries (OPEC) and Russia affecting the production and pricing of crude oil and other global and domestic political, economic or diplomatic developments; capital available for exploration and development; risks related to the Company’s hedging activities; voluntary or involuntary curtailments, delays or cancellations of certain drilling activities; well production timing; liabilities or corrective actions resulting from litigation, other proceedings and investigations or alleged violations of law or permits; drilling and operating risks; lack of, or disruption in, access to storage capacity, pipelines or other transportation methods; availability of drilling rigs, materials and labor, including the costs associated therewith; difficulty in obtaining necessary approvals and permits; the availability, cost, terms and timing of issuance or execution of, competition for, and challenges to, mineral licenses and leases and governmental and other permits and rights-of-way, and our ability to retain mineral licenses and leases; non-performance by third parties of contractual or legal obligations, including due to bankruptcy; unexpected events that may impact distributions from our equity method investees; changes in our credit ratings; hazards such as weather conditions, a health pandemic (including COVID-19), acts of war or terrorist acts and the government or military response thereto; security threats, including cybersecurity threats and disruptions to our business and operations from breaches of our information technology systems, or breaches of the information technology systems, facilities and infrastructure of third parties with which we transact business; changes in safety, health, environmental, tax and other regulations, requirements or initiatives, including initiatives addressing the impact of global climate change, air emissions, or water management; impacts of the Inflation Reduction Act of 2022; other geological, operating and economic considerations; and the risk factors, forward-looking statements and challenges and uncertainties described in the Company’s 2021 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other public filings and press releases, available at https://ir.marathonoil.com/. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated November 2, 2022, by and among Ensign Operating LLC, Ensign Operating II LLC, Ensign Operating III LLC, and Marathon Oil EF II LLC
99.1	Press Release issued by Marathon Oil Corporation, dated November 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Marathon Oil Corporation hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

November 7, 2022	By:	/s/ Rob L. White

Name: Rob L. White
Title: Vice President, Controller and Chief Accounting Officer